UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2005

Item 1. Reports to Stockholders

Semiannual Report June 30, 2005

EATON VANCE
TAX-
ADVANTAGED
GLOBAL
DIVIDEND

INCOME

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

The Fund

•             Based on share price, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 2.84% for the six-month period ended June 30, 2005.(1) This return resulted from a decrease in share price from $19.79 on December 31, 2004, to $19.67 on June 30, 2005, plus the distribution of $0.675 per share in dividend income. Based on the Fund’s most recent dividend and a closing share price of $19.67 on June 30, 2005, the Fund had a market yield of 6.86%.(2)

•             Based on an increase in net asset value (NAV) from $21.68 per share on December 31, 2004, to $21.97 on June 30, 2005, plus the distribution of $0.675 per share in dividend income, the Fund had a return of 4.85% for the six-month period ended June 30, 2005.(1)

Management Discussion

•             During the six-month period ended June 30, 2005, the S&P 500 Index and the Russell 1000 Value Index returned -0.81% and 1.76%, respectively.(3)  During this same period, the Fund outperformed both of these widely followed indices.

•             In recent months, corporate earnings moved higher, as continued growth in the U.S. economy was facilitated by a combination of lower tax rates, which have kept more income in the hands of consumers, along with a more restrictive Federal Reserve Board policy, which has successfully kept long-term interest rates at relatively low levels.

•             Based on the Fund’s objective of providing a high level of after-tax total return, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the period. At the end of the period, the Fund had approximately 79% of total investments invested in common stocks, approximately 18% of total investments invested in preferred stocks, and approximately 3% of total investments in cash equivalents.  Within the common stock portfolio, the Fund had 32% of total investments invested in utility and telecommunication stocks. The Fund also had 41% of the Fund’s total investments invested in common stocks diversified across the consumer, industrial, energy and financial sectors.

•             During the last six months, the utility sector has generally outperformed the overall markets. During this same period, the Fund’s utility and telecommunication holdings underperformed their counterparts in the Russell 1000 Value Index.(3)  In the utility and telecommunication sectors, the Fund’s strategy has been to focus its investments in companies generating high levels of free cash flow. Over the past few months, the strong free cash flows generated by the Fund’s utility and telecommunication stocks have allowed many of these holdings to increase their regular dividend payments, and in a number of cases, to reward shareholders with special one-time dividend payments.

•             In addition to the utility and telecommunication stocks mentioned above, the Fund has also been invested in a broadly diversified basket of other dividend-paying common stocks. During recent months, consumer-related stocks have benefited from healthy consumer spending and solid new job creation. On average, the Fund’s consumer-related stock holdings performed better than their counterparts in the Russell 1000 Value Index.(3) Energy stocks also performed well during the period, as worldwide demand allowed oil and gas prices to move higher. That said, over the last 12 months, energy stocks held in the Fund modestly underperformed their counterparts in the Russell 1000 Value Index.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The returns include a dividend declared in December 2004 and payable in 2005. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted.

(1)               Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2)               The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)               It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of auction preferred shares.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•             The preferred stock portion of the Fund performed well, as corporate credit quality continued to improve, which helped narrow yield spreads between preferreds and riskless rates. In addition, the preferreds produced positive relative performance because the Fund has actively sought to invest in relatively low-interest-rate-risk opportunities.

•             Since April 2004, when the Fund initially issued its Auction Preferred Shares (APS) leverage, we have on a number of occasions moved to extend the maturities of its APS issues. As of June 30, 2005, the Fund’s $750 million issued and outstanding in APS equaled approximately 45% of total assets and maintained a weighted average reset period of 200 days. This compares to a weighted average reset of 105 days when the leverage was first issued. By lengthening the maturity of the Fund’s APS in this manner, the Fund has sought to lower its sensitivity to rising short-term interest rates.

•             During the period, a significant portion of Fund assets were invested in non-U.S. common and preferred stocks. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of June 30, 2005, approximately 33% of the Fund’s total investments were invested in non-U.S. common stocks. In addition, approximately 16% of the Fund’s total investments were invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly rated, European financial institutions but denominated in U.S. dollars.

•             The Fund has been able to effectively implement its dividend capture strategy, which is a trading strategy designed to enhance the level of qualified, tax-advantaged dividend income earned by the Fund. By implementing this dividend capture strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. (There can be no assurance that the continued use of the dividend capture strategy will be successful in the future.)

•             The Fund continues to adhere to its strategy of owning a diversified portfolio of dividend-paying common and preferred stocks. Our strategy is to focus investments in companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of earnings and dividends, and for capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations. As always, we thank you, our fellow shareholders, for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Global Dividend Income Fund June 30, 2005

PERFORMANCE

Performance(1)

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	26.58%
Life of Fund (1/30/04)	9.15%

Average Annual Total Returns (at net asset value)
One Year	26.61%
Life of Fund (1/30/04)	17.99%

(1)          Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include dividends declared in December 2004 and payable in 2005. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted.

Investment Types(2)

By total investments

(2)          Reflects the Fund’s investments as of June 30, 2005. Investment types shown as a percentage of the Fund’s total investments. Fund information may not be representative of the Fund’s current or future investments and is subject to change due to active management.

Ten Largest Holdings(3)

By net assets

Altria Group, Inc.	2.25%
BP PLC Spons ADR	2.05
National Grid Transco	1.98
RWE AG	1.98
Dominion Resources, Inc.	1.96
Total SA	1.92
ENI SpA	1.88
Bank of America Corp.	1.87
Enel SpA	1.86
Scottish and Southern Energy plc	1.86

(3)          Ten Largest Holdings represented 19.61% of Portfolio net assets as of June 30, 2005. Fund information may not be representative of the Fund’s current or future investments and is subject to change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks - 115.8%
Security	Shares	Value
Beverages - 2.0%
Diageo PLC(1)	2,000,000	$29,434,323
Diageo PLC ADR	79,600	4,720,280
		$34,154,603
Building Materials - 0.9%
Cemex SA de CV ADR	100,000	$4,242,000
Stanley Works	250,000	11,385,000
		$15,627,000
Chemicals - 3.5%
Akzo Nobel NV(1)	200,000	$7,867,975
Dow Chemical Co.	700,000	31,171,000
Lyondell Chemical Co.	750,000	19,815,000
		$58,853,975
Coal - 1.4%
Fording Canadian Coal Trust(1)	250,000	$23,050,000
		$23,050,000
Commercial Banks - 14.3%
Banca Intesa SPA(1)	4,900,000	$22,378,527
Bank of America Corp.	1,000,000	45,610,000
Bank of Nova Scotia(1)	200,000	6,650,000
BNP Paribas SA(1)	200,000	13,665,573
HSBC Holdings PLC(1)	1,000,000	15,909,227
Lloyds TSB Group PLC(1)	1,000,000	8,378,959
Societe Generale(1)	300,000	30,433,530
SunTrust Banks, Inc.	450,000	32,508,000
UniCredito Italiano SPA(1)	6,000,000	31,646,524
Wells Fargo & Co.	525,000	32,329,500
		$239,509,840
Computers - 0.7%
International Business Machines Corp.	150,000	$11,130,000
		$11,130,000
Distributors - 1.0%
Genuine Parts Co.	400,000	$16,436,000
		$16,436,000

Security	Shares	Value
Diversified Telecommunication Services - 9.5%
Alltel Corp.	100,000	$6,228,000
BCE, Inc.(1)	1,400,000	33,152,000
BellSouth Corp.	400,000	10,628,000
BT Group PLC(1)	4,000,000	16,479,871
Chunghwa Telecom Co., Ltd. ADR	300,000	6,429,000
Commonwealth Telephone Enterprises, Inc.	100,000	4,191,000
PanAmSat Holding Corp.	438,009	8,983,565
SBC Communications, Inc.	400,000	9,500,000
Sprint Corp. (FON Group)	300,000	7,527,000
Telstra Corp. Ltd.(1)	9,000,000	34,663,801
Verizon Communications, Inc.	600,000	20,730,000
		$158,512,237
Electrical Equipment - 1.3%
Emerson Electric Co.	350,000	$21,920,500
		$21,920,500
Electrical / Electronic Manufacturer - 0.8%
Cooper Industries Ltd., Class A(1)	225,000	$14,377,500
		$14,377,500
Engineering and Construction - 0.4%
Autoroutes du Sud de la France(1)	16,000	$914,715
Bouygues SA(1)	150,000	6,203,381
		$7,118,096
Financial Services - 1.5%
Citigroup, Inc.	550,000	$25,426,500
		$25,426,500
Healthcare Products - 0.3%
Bristol-Myers Squibb Co.	200,000	$4,996,000
		$4,996,000
Industrial Conglomerates - 1.0%
General Electric Co.	500,000	$17,325,000
		$17,325,000
Lodging and Gaming - 0.9%
Harrah's Entertainment, Inc.	150,000	$10,810,500
Lottomatica SPA(1)	112,500	3,658,444
		$14,468,944

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Machinery - 1.4%
Caterpillar, Inc.	250,000	$23,827,500
		$23,827,500
Multimedia - 2.1%
Mediaset SPA(1)	1,000,000	$11,766,062
PagesJaunes Groupe SA(1)	500,000	11,688,826
Publishing and Broadcasting Ltd.(1)	1,000,000	11,290,970
		$34,745,858
Oil and Gas - 16.1%
BP PLC ADR	800,000	$49,904,000
ChevronTexaco Corp.	650,000	36,348,000
ENI SPA(1)	1,780,000	45,755,340
Kerr-McGee Corp.	149,305	11,393,465
Marathon Oil Corp.	550,000	29,353,500
Neste Oil Oyj(1)	187,500	4,857,733
Statoil ASA(1)	2,200,000	44,769,174
Total SA ADR	400,000	46,740,000
		$269,121,212
Paper and Forest Products - 0.4%
Weyerhaeuser Co.	100,000	$6,365,000
		$6,365,000
Pharmaceuticals - 5.1%
GlaxoSmithKline PLC(1)	1,500,000	$36,260,469
Merck & Co., Inc.	1,000,000	30,800,000
Wyeth Corp.	400,000	17,800,000
		$84,860,469
REITS - 8.3%
AMB Property Corp.	225,000	$9,771,750
AvalonBay Communities, Inc.	250,000	20,200,000
Boston Properties, Inc.	200,000	14,000,000
Developers Diversified Realty Corp.	375,000	17,235,000
Equity Residential Properties Trust	260,000	9,573,200
Pan Pacific Retail Properties, Inc.	70,000	4,646,600
Public Storage, Inc.	200,000	12,650,000
Rayonier, Inc.	200,000	10,606,000
Simon Property Group, Inc.	300,000	21,747,000
SL Green Realty Corp.	200,000	12,900,000

Security	Shares	Value
REITS (continued)
Weingarten Realty Investors	133,000	$5,216,260
		$138,545,810
Retail-General - 1.5%
May Department Stores Co. (The)	650,000	$26,104,000
		$26,104,000
Tobacco - 3.3%
Altria Group, Inc.	850,000	$54,961,000
		$54,961,000
Utilities-Electrical - 18.7%
American Electric Power Co., Inc.	450,000	$16,591,500
Edison International	650,000	26,357,500
Enel SPA(1)	5,204,200	45,434,314
Fortum Oyj(1)	235,600	3,779,286
FPL Group, Inc.	700,000	29,442,000
National Grid Transco PLC(1)	5,000,000	48,345,701
Pinnacle West Capital Corp.	275,000	12,223,750
RWE AG(1)	750,000	48,181,615
Scottish and Southern Energy PLC(1)	2,500,000	45,260,071
Scottish Power PLC(1)	2,300,000	20,416,698
Southern Co.	500,000	17,335,000
		$313,367,435
Utilities-Electrical and Gas - 12.5%
Ameren Corp.	268,000	$14,820,400
Dominion Resources, Inc.	650,000	47,703,500
DTE Energy Co.	645,800	30,204,066
E.ON AG(1)	500,000	44,404,871
Entergy Corp.	500,000	37,775,000
Exelon Corp.	660,000	33,877,800
		$208,785,637
Utilities-Gas - 0.6%
Snam Rete Gas SPA(1)	2,000,000	$10,693,766
		$10,693,766

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Utilities-Water - 4.7%
Severn Trent PLC(1)	1,150,000	$20,914,035
United Utilities PLC(1)	2,300,000	27,138,968
Veolia Environnement(1)	813,234	30,453,814
		$78,506,817
Wireless Equipment - 1.2%
Nokia Oyj ADR	1,200,000	$19,968,000
		$19,968,000
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC ADR	300,000	$7,296,000
		$7,296,000
Total Common Stocks (identified cost $1,673,987,636)		$1,940,054,699
Preferred Stocks - 26.4%
Security	Shares	Value
Commercial Banks - 14.5%
Abbey National PLC, 7.375%(1)	395,000	$10,396,400
ABN AMRO Capital Funding Trust VII, 6.08%(1)	305,000	7,579,250
ABN AMRO North America Capital Funding Trust, 6.968%(2)(3)	3,300	3,618,656
Banco Santander, 6.41%(1)	908,600	22,942,150
Barclays Bank PLC, 8.55%(1)(2)(3)(4)	218,600	26,407,339
BNP Paribas Capital Trust, 9.003%(1)(2)(3)(4)	150,000	18,860,070
CA Preferred Fund Trust II, 7.00%(1)(4)	50,000	5,349,945
CA Preferred Fund Trust, 7.00%(1)(4)	250,000	26,521,475
Den Norske Bank, 7.729%(1)(2)(3)(4)	50,000	6,054,675
First Tennessee Bank, 3.90%(2)(3)	11,000	10,817,125
HSBC Capital Funding LP, 9.547%(1)(2)(3)(4)	210,000	26,616,387
Lloyds TSB Bank PLC, 6.90%(1)(4)	220,000	23,158,784
Nordbanken AB, 8.95%(1)(2)(3)(4)	15,700	1,862,084
Royal Bank of Scotland Group PLC, 9.118%(1)(4)	235,750	28,638,533
UBS Preferred Funding Trust I, 8.622%(1)(4)	150,000	18,159,030
UBS Preferred Funding Trust III, 7.25%(1)	253,500	6,540,300
		$243,522,203

Security	Shares	Value
Financial Services - 3.5%
BBVA Preferred Capital Ltd., 7.75%(1)	372,500	$9,599,325
Federal Home Loan Mortgage Corp., Series F, 5.00%	150,000	6,525,000
Federal Home Loan Mortgage Corp., Series M, 3.93%(2)	100,000	4,225,000
Federal National Mortgage Association, Series I, 5.375%	100,000	4,624,000
Federal National Mortgage Association, Series M, 4.75%	100,000	4,075,000
Federal National Mortgage Association, Series O, 7.00%(2)	115,000	6,407,662
Prudential PLC, 6.50%(1)(4)	230,000	23,237,222
		$58,693,209
Food Products - 1.4%
Dairy Farmers of America, 7.875%(3)	222,480	$22,919,890
		$22,919,890
Insurance - 7.0%
Ace Ltd., 7.80%(1)	655,700	$17,572,760
Aegon NV, 6.375%(1)	400,000	10,108,000
AXA, 7.10%(1)(4)	225,000	23,772,780
ING Capital Funding Trust III, 8.439%(1)(4)	170,000	20,851,248
ING Groep NV, 7.05%(1)	222,300	5,813,145
ING Groep NV, 7.20%(1)	330,000	8,695,500
Metlife Inc., 4.39%(2)	240,000	5,942,400
RenaissanceRe Holdings Ltd., 6.08%(1)	441,000	10,606,050
XL Capital Ltd., Series A, 8.00%(1)	50,000	1,330,000
Zurich Regcaps Fund Trust VI, 3.98%(1)(2)(3)	12,500	12,281,250
		$116,973,133
Total Preferred Stocks (identified cost $443,249,910)		$442,108,435
Short-Term Investments - 3.8%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp. Commercial Paper, 3.38%, 7/1/05	$62,452	$62,452,000
Investors Bank and Trust Company Time Deposit, 3.40%, 7/1/05	2,120	2,120,000
Total Short-Term Investments (at amortized cost, $64,572,000)		$64,572,000

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Value
Total Investments - 146.0% (identified cost $2,181,809,546)	$2,446,735,134
Other Assets, Less Liabilities - (1.2)%	$(20,855,709)
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (44.8)%	$(750,167,083)
Net Assets - 100%	$1,675,712,342

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Variable rate security. The stated interest rate represents the rate in effect at June 30, 2005.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate value of the securities is $129,437,476 or 7.7% of the Fund's net assets.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	45.95%	$1,124,206,088
United Kingdom	19.17	468,913,267
France	8.77	214,604,109
Italy	7.00	171,332,978
Germany	3.78	92,586,486
Canada	2.57	62,852,000
Netherlands	2.49	60,915,118
Norway	2.08	50,823,849
Australia	1.88	45,954,771
Bermuda	1.79	43,886,310
Switzerland	1.51	36,980,580
Spain	1.33	32,541,475
Finland	1.17	28,605,019
Taiwan	0.26	6,429,000
Mexico	0.17	4,242,000
Sweden	0.08	1,862,084
	100.00%	$2,446,735,134

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2005

Assets
Investments, at value (identified cost, $2,181,809,546)	$2,446,735,134
Cash	7,442
Receivable for investments sold	8,937,060
Receivable from the Investment Adviser	7,500
Dividends and interest receivable	18,609,835
Prepaid expenses	622,278
Tax reclaim receivable	2,103,559
Total assets	$2,477,022,808
Liabilities
Payable for investments purchased	$50,152,058
Payable to affiliate for Trustees' fees	5,118
Accrued expenses	986,207
Total liabilities	$51,143,383
Auction preferred shares (30,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	750,167,083
Net assets applicable to common shares	$1,675,712,342
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 76,265,527 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,083,364
Accumulated net realized loss (computed on the basis of identified cost)	(67,696,886)
Accumulated undistributed net investment income	31,005,125
Net unrealized appreciation (computed on the basis of identified cost)	264,558,084
Net assets applicable to common shares	$1,675,712,342
Net Asset Value Per Common Share
($1,675,712,342 ÷ 76,265,527 common shares issued and outstanding)	$21.97

Statement of Operations

For the Six Months Ended
June 30, 2005

Investment Income
Dividends (net of foreign taxes, $5,285,944)	$80,320,396
Interest	729,544
Total investment income	$81,049,940
Expenses
Investment adviser fee	$10,107,078
Trustees' fees and expenses	472
Preferred shares remarketing agent fee	679,986
Custodian fee	461,543
Printing and postage	190,052
Legal and accounting services	40,915
Transfer and dividend disbursing agent fees	40,122
Miscellaneous	316,299
Total expenses	$11,836,467
Deduct - Reduction of custodian fee	$288
Preliminary reduction of investment adviser fee	2,567,118
Total expense reductions	$2,567,406
Net expenses	$9,269,061
Net investment income	$71,780,879
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(11,299,698)
Foreign currency and forward foreign currency exchange contract transactions	(542,457)
Net realized loss	$(11,842,155)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$6,771,980
Foreign currency and forward foreign currency exchange contracts	(586,514)
Net change in unrealized appreciation (depreciation)	$6,185,466
Net realized and unrealized loss	$(5,656,689)
Distributions to preferred shareholders from income	$(10,045,401)
Net increase in net assets from operations	$56,078,789

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004(1)
From operations - Net investment income	$71,780,879	$116,376,240
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(11,842,155)	(56,890,800)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	6,185,466	258,372,618
Distributions to preferred shareholders from net investment income	(10,045,401)	(9,177,442)
Net increase in net assets from operations	$56,078,789	$308,680,616
Distributions to common shareholders - From net investment income	$(34,319,487)	$(102,573,595)
Total distributions to common shareholders	$(34,319,487)	$(102,573,595)
Capital share transactions - Proceeds from sale of common shares	$-	$1,455,916,600
Reinvestment of distributions to common shareholders	-	666,017
Offering costs and preferred shares underwriting discounts	138,501	(8,975,099)
Net increase in net assets from capital share transactions	$138,501	$1,447,607,518
Net increase in net assets	$21,897,803	$1,653,714,539
Net Assets Applicable to Common Shares
At beginning of period	$1,653,814,539	$100,000
At end of period	$1,675,712,342	$1,653,814,539
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$31,005,125	$3,589,134

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended June 30, 2005 (Unaudited)(2)	Period Ended December 31, 2004(1)(2)
Net asset value - Beginning of period (Common shares)	$21.680	$19.100	(3)
Income (loss) from operations
Net investment income	$0.941	$1.544
Net realized and unrealized gain (loss)	(0.071)	2.622
Distribution to preferred shareholders from net investment income	(0.132)	(0.122)
Total income from operations	$0.738	$4.044
Less distributions to common shareholders
From net investment income	$(0.675)	$(1.345)
Total distributions to common shareholders	$(0.675)	$(1.345)
Preferred and Common shares offering costs charged to paid-in capital	$0.002	$(0.020)
Preferred Shares underwriting discounts	$-	$(0.099)
Net asset value - End of period (Common shares)	$21.970	$21.680
Market value - End of period (Common shares)	$19.670	$19.790
Total Investment Return on Net Asset Value(4)	4.85%	20.63	%(5)
Total Investment Return on Market Value(4)	2.84%	10.11	%(5)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2005 (Unaudited)(2)		Period Ended December 31, 2004(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$1,675,712		$1,653,815
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.13	%(7)	1.08	%(7)
Net expenses after custodian fee reduction(6)	1.13	%(7)	1.08	%(7)
Net investment income(6)	8.77	%(7)	8.63	%(7)
Portfolio Turnover	52%		124%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.44	%(7)	1.37	%(7)
Expenses after custodian fee reduction(6)	1.44	%(7)	1.37	%(7)
Net investment income(6)	8.46	%(7)	8.34	%(7)
Net investment income per share	$0.908		$1.492

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):

Net expenses	0.78	%(7)	0.77	%(7)
Net investment income	6.03	%(7)	6.16	%(7)

† ††  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):

Expenses	1.00	%(7)	0.98	%(7)
Expenses after custodian fee reduction	1.00	%(7)	0.98	%(7)
Net investment income	5.81	%(7)	5.95	%(7)

Senior Securities:

Total preferred shares outstanding	30,000	30,000
Asset coverage per preferred share(8)	$80,863	$80,127
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis. The returns do not include dividends declared in December 2004 and payable in 2005.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 14, 2003. The Fund's investment objective is to provide a high level of after-tax total return. The Fund seeks to achieve its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $55,381,517, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on December 31, 2012.

D  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options - Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Swap Agreements - The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

L  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the six months ended June 30, 2005, $288 credit balances were used to reduce the Fund's custodian fee.

M Interim Financial Statements - The interim financial statements relating to June 30, 2005 and for the six months then ended have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 6,000 shares of APS Series G on April 12, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A and Series B, approximately monthly for Series E, approximately semi-annually for Series F, and annually for Series C, Series D, and Series G. The reset period for Series C and Series D was changed after the initial public offering for each such series. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B, and Series E. Series C, Series D, Series F and Series G pay accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

Dividend rate ranges for the six months ended June 30, 2005 are as indicated below:

Series	Dividend Rate Ranges
Series A	2.19	% - 3.45%
Series B	2.00	% - 3.40%
Series C	2.37%
Series D	2.595%
Series E	2.47	% - 3.15%
Series F	2.34	% - 3.45%
Series G	1.55	% - 4.036%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on June 30, 2005 are listed below. For the six months ended June 30, 2005, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of June 30, 2005	Dividends Paid to Preferred Shareholders for the six months ended June 30, 2005	Average APS Dividend Rates for the six months ended June 30, 2005
Series A	3.450%	$1,374,734	2.754%
Series B	3.150%	$1,364,914	2.713%
Series C	2.370%	$1,191,597	2.370%
Series D	2.595%	$1,304,662	2.595%
Series E	3.150%	$1,410,142	2.816%
Series F	3.450%	$1,401,700	2.756%
Series G	4.036%	$1,997,652	2.793%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the six months ended June 30, 2005, the advisory fee amounted to $10,107,078. EVM serves as the administrator of the Fund , but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the six months ended June 30, 2005 the Investment Adviser waived $2,328,072 of its advisory fee. The Advisor has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended June 30, 2005, the Investment Adviser waived $239,046 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. No significant amounts were deferred during the six months ended June 30, 2005.

Certain officers and Trustees of the Fund are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,252,438,396 and $1,203,963,998, respectively, for the six months ended June 30, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$2,181,809,546
Gross unrealized appreciation	$288,952,945
Gross unrealized depreciation	(24,027,357)
Net unrealized appreciation	$264,925,588

7  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004(1)
Sales	-	76,231,000
Issued to shareholders electing to receive payments of distributions in Fund shares	-	34,527
Net increase	-	76,265,527

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of June 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at June 30, 2005.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Advantaged Global Dividend Income Fund
  c/o PFPC, Inc.
  P.O. Box 43027
  Providence, RI 02940-3027
  800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2005, our records indicate that there are 72 registered shareholders and approximately 65,000 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETG

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  A independent report comparing the advisory fees of the Fund with those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described herein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

The Special Committee received information concerning the investment philosophy and investment process applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel,

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee noted in particular that the Fund benefits from a contractual waiver of advisory fees and other expenses effective during the first five years of the Fund's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Thomas H. Luster
Vice President and
Co-Portfolio Manager
Michael R. Mach
Vice President and
Co-Portfolio Manager
Judith A. Saryan
Vice President and
Co-Portfolio Manager
James L. O'Connor
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 262-1122

Eaton Vance Tax-Advantaged Global Dividend Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

2051-8/05  CE-TAGDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.      Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	\s\ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	\S\ James L. O’Connor
James L. O’Connor
Treasurer

Date:	August 22, 2005

By:	\s\ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 22, 2005